REGISTRATION RIGHTS AGREEMENT


     Registration Rights Agreement ("Agreement") dated as of __, 1996, among (1) Robert J. Strem and Janet C. Strem, Trustees of The Strem Family 1993 Trust U/T/A 11/9/93 (the "Holder"), and (2) American CinemaStores, Inc., a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, the Company will issue to the Holder on the date hereof pursuant to the merger of Superior-Panoramic Hand Prints Inc., with and into ASCI/SPI Acquisition Corp., a wholly-owned subsidiary of the Company (the "Merger"), approximately 975,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), as more particularly provided for in a certain Agreement and Plan of Merger dated June __, 1996, among various parties; including the Holder and the Company (the "Merger Agreement"); and

     WHEREAS, it is a condition to the performance of the Holder's obligations under the Merger Agreement that the Company enter into this Agreement with the Holder;

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants herein contained, the parties hereto do hereby agree as follows:

     1. Registrable Securities. The term "Registrable Securities" means up to an aggregate of 200,000 of the Shares, except as otherwise provided herein and subject to an adjustment proportional to any corresponding adjustment under Subsection 1.6(c) of the Merger Agreement; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, or (ii) it has ceased to be outstanding. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 1.





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     2. Piggyback Registration.

          (a) If, at any time after the first anniversary of the Effective Time (as defined in the Merger Agreement) of the Merger pursuant to the Merger Agreement, the Company proposes to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement, or post-effective amendment to a previously filed registration statement, covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders, other than in connection with a merger, acquisition or pursuant to a registration statement on Form S-4 or Form S-8 or any successor form (for purposes of this Article 2, collectively, a "Registration Statement"), the Company will give written notice of its intention to do so by certified mail ("Notice"), at least 30 days prior to the filing of each such Registration Statement, to the Holder. Upon the written request of the Holder, made within 15 days after receipt of the Notice, that the Company include any of the Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to the Holder, use reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Holder (other than any commission, discounts or counsel fees payable by the Holder, as further provided in Section 4(b) hereof); provided, however, that if, the Piggyback Registration is in connection with an underwritten public offering and in the written opinion of the Company's underwriter or managing underwriter of the underwriting group, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise having a material adverse effect on the entire offering, then the Company may, subject to the allocation priority set forth in the next paragraph, exclude from such offering all or a portion of the Registrable Securities which it has been requested to register. Without limiting the generality of the foregoing, such underwriter or managing underwriter may condition its consent to the inclusion of all or a portion of the Registrable Securities requested to be registered upon the participation by the holders of such Registrable Securities in the underwritten public offering on the terms and conditions thereof.

          If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered

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by the Holder and such other selling security holders is required to be reduced pursuant to a request from the underwriter or managing underwriter (which request shall be made only for the reasons and in the manner set forth above), the aggregate number of Registrable Securities to be offered by the Holder pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter or managing underwriter believes may be included for all the selling security holders (including the Holder) as the original number of Registrable Securities proposed to be sold by the Holder bears to the total original number of securities proposed to be offered by the Holder and the other selling security holders. Incidental registration rights may be granted by the Company to other persons after the date of this Agreement provided that, unless the Holder waives its rights hereunder, such rights granted to such other persons are to be exercised pro rata with, and not superior or prior to, the rights afforded to the Holder under this Agreement.

          Notwithstanding the preceding provisions of this Section 2(a), the Company shall have the right at any time after it shall have given written notice pursuant to this Section 2(a) (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

          (b) In the event that the Company proposes to prepare and file with the Commission a registration statement on Form S-4, it will at its sole expense, simultaneously file a Registration Statement on Form S-3 (to the extent available or, in the event Form S-3 is unavailable to the Company, such other form as is available to the Company for registration of such Registrable Securities), in respect of 25% of the Registrable Securities, so as to permit a public offering and sale of such Registrable Securities (upon effectiveness thereof), unless prior to such time the Registration Statement contemplated by
Section 3 hereof has been declared and has remained effective.

     3. Demand Registration.

          (a) At any time after the first anniversary of the Effective Time of the Merger pursuant to the Merger Agreement, the Holder shall have the right on one occasion only (which right is in addition to the piggyback registration rights provided for under Section 2 hereof), exercisable by written notice to the Company (a "Demand Registration Request"), to have the Company prepare and file with the Commission, at the sole expense of the Company (except as hereinafter provided), in respect of the Registrable Securities held by the Holder, a

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Registration Statement so as to permit a public offering and sale of the
Registrable Securities. If the Holder intends to distribute the Registrable Securities by means of an underwriting, then the Holder shall so notify the Company in the Demand Registration Request. The underwriter shall be selected by the Holder and be reasonably acceptable to the Company.

          The Company and other stockholders may, at the Company's discretion, have other shares of the Company's common stock included in such Registration Statement, provided that in the event that an underwriter requires a limitation in the total number of shares in the offering for marketing purposes, then only the shares of the Company proposed to be offered by the Company and such other stockholders shall be cut-back, and the Holder's Registrable Securities shall not be subject to such cut-back.

          (b) The Company will use reasonable efforts to file the Registration Statement as expeditiously as reasonably possible, but in no event later than 90 days following receipt of such Demand Registration Request; provided that nothing herein shall require the Company to undergo an audit, other than in the ordinary course of business. In connection with any underwritten Demand Registration Request and subject to Section 4(b) hereof, the Company will enter into any underwriting agreement reasonably necessary to effect such offering, provided such underwriting agreement (i) is with an underwriter selected by the Holder and reasonably acceptable to the Company and (ii) contains customary underwriting provisions for offerings by selling stockholders. Once effective, the Company will use reasonable best efforts to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) 120 days after the effective date of the Registration Statement.

          (c) Notwithstanding any provision of this Section 3 to the contrary, if, at the time a Demand Registration Request is given to the Company under
Section 3 hereof, the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and if in the opinion of counsel to the Company, the Registration Statement would be required to include information concerning such transactions or the parties thereto which is not reasonably available at the time, the Company shall promptly inform the holders of the Registrable Securities by written notice of such circumstances (a "Postponement Notice") and, at the Company's election to be set forth in the Postponement Notice, the filing of the Registration Statement may be postponed for one (and not more than one) period not to exceed 180 days from the date on which the Demand Registration Request is given to the Company

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under this Section 3 (notwithstanding any provisions herein to the contrary);
provided that in the event of such postponement, the Holder may withdraw the Demand Registration Request during the 90 day period following the date on which the Notice of Postponement was given by the Company, and thereafter the Holder will continue to be entitled to a Demand Registration Request pursuant to this
Section 3 until such time as the Holder no longer possesses any Registerable Securities.

     4. Covenants of the Company With Respect to Registration. The Company hereby covenants and agrees as follows:

          (a) The Company shall use reasonable efforts to cause the Registration Statement to become effective as promptly as possible under the circumstances at the time prevailing and, if any stop order shall be issued by the Commission in connection therewith, to use its reasonable efforts to obtain the removal of such order. Following the effective date of a Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may request.

          (b) The Company will pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Sections 2 and 3 hereof, including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, selling commissions or selling fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

          (c) The Company will use reasonable efforts to qualify or register the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the Holder, provided that the Company shall not be obligated to execute or file any general consent to service of process (unless the

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Company is already then subject to service in such jurisdiction) or to qualify as a foreign corporation to do business under the laws of any such jurisdiction, except as may be required by the Securities Act and its rules and regulations.

          (d) If the Company fails to keep the Registration Statement referred to in Section 3 continuously effective during the requisite period, then the Company will, promptly upon the request of the Holder use reasonable efforts to update such Registration Statement or file a new Registration Statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

     5. Covenant of the Holder.

          The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

     6.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless the Holder and the trustees of the Holder, and each underwriter and Controlling Person of such underwriter, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by or arising out of any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act, any post-effective amendment to such registration statements, or any prospectus included therein, or caused by or arising out of any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or the trustees thereof expressly for use therein, or arising out of or caused by any violation by the Company of the Securities Act of any rule or regulation thereunder applicable to the Company in connection with any such registration; provided, however, that the indemnification in this Section 6(a) with respect to any prospectus shall not inure to the benefit of the Holder on account of any such loss, claim, damage or liability arising from the sale of Registrable

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Securities by the Holder, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder to the purchaser prior to such sale. The Holder shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act, any post-effective amendments to such registration statements, or any prospectus included therein, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder expressly for use therein; provided, however, that the obligation of indemnity made by the Holder shall be limited to an amount equal to the proceeds to the Holder of the Registrable Securities sold in such registered offering.

          (b) If for any reason the indemnification provided for in the preceding section 6(a) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

          (c) (i) Each party entitled to indemnification under this Agreement (each, an "Indemnified Party") shall give notice to each party required to provide indemnification (each, an "Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim for loss as to which indemnity may be sought, and, in the event of any claim or demand asserted against an Indemnified Party by a third party, shall permit the Indemnifying Party to assume the defense of any such claim (and litigation resulting therefrom) as provided in Section 6(c)(ii) hereof. Notwithstanding anything to the contrary contained herein, any failure by an Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its

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indemnity obligations under this Agreement except to the extent that such failure materially and adversely affects the Indemnifying Party due to the inability to defend such action timely.

          (ii) The Indemnifying Party shall have ten (10) business days after the aforesaid notice is given to elect, by written notice given to the Indemnified Party, to undertake, conduct and control, through counsel of their own choosing (subject to the consent of the Indemnified Party, which consent is not to be unreasonably withheld or delayed) and at their sole risk and expense, the good faith settlement or defense of such claim, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided that: (i) all settlements shall be made only upon the prior reasonable consultation with the Indemnified Party and the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed, and (ii) the Indemnified Party shall be entitled to participate in such settlement or defense through counsel chosen by the Indemnified Party (provided that the fees and expenses of such counsel shall be borne by the Indemnified Party). So long as the Indemnifying Party are contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim; provided, however, that notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim at any time, provided that in such event they shall waive any right of indemnification therefor by the Indemnifying Party. If the Indemnifying Party does not make a timely election to undertake the good faith defense or settlement of the claim as aforesaid, or if the Indemnifying Party fails to proceed with the good faith defense or settlement of the matter after making such election, then, in either such event, the Indemnified Party shall have the right to contest, settle or compromise (provided that all settlements or compromises require the prior reasonable consultation with the Indemnifying Party and the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed) the claim at their exclusive discretion, at the risk and expense of the Indemnifying Party.

          (d) The Indemnified Party shall furnish such information regarding themselves or the claim in question as the Indemnifying Parties may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     7.   Arbitration.

     To the extent permitted by law and prevailing public policy, all disputes arising under this Agreement between Holder,

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on the one hand, and the Company, on the other hand, that cannot be amicably resolved by the parties shall be settled by binding arbitration in Los Angeles County, California, subject to the terms and provisions of this Section 7, and judgment upon the award rendered may be entered in any court having jurisdiction thereof; provided, however, that if equitable relief is sought (including injunctive relief) by a party hereto for a breach of this Agreement, then the non-breaching party may, in its sole discretion, enforce such rights or seek such equitable relief by court action. Except as provided below, the arbitration shall proceed in accordance with the laws of the State of California. Any party requesting arbitration shall serve a written demand for arbitration on the other parties by registered or certified mail. The demand shall set forth a statement of the nature of the dispute, the amount involved and the remedies sought. There shall be three (3) arbitrators subject to the provisions below. No later than twenty (20) calendar days after a demand for arbitration is served, the Company shall select and appoint one retired judge of the Los Angeles County Superior Court to act as an arbitrator, and the Holder shall select and appoint one retired judge of the Los Angeles County Superior Court to act as an arbitrator. If one side fails or refuses to appoint an arbitrator within such 20-day period, then the other party may apply to the Los Angeles County Superior Court for appointment of a retired judge to serve as an arbitrator. Not later than ten
(10) calendar days after the appointment of such two arbitrators, such two arbitrators shall appoint a retired judge of the Los Angeles County Superior Court to act as the third arbitrator. No later than ten (10) calendar days after appointment of the last arbitrator, the parties hereto shall jointly prepare and submit to the three arbitrators a set of rules for arbitration. In the event that the parties hereto cannot agree on the rules for the arbitration, the arbitrators shall establish the rules. All decisions by the three arbitrators shall be by majority rule. No later than ten (10) calendar days after the last arbitrator is appointed, the arbitrators shall schedule the arbitration for a hearing to commence on a mutually convenient date. The hearing, which shall be in the English language, shall commence no later than one hundred twenty (120) calendar days after the last arbitrator is appointed and shall continue from day to day until completed. The arbitrators shall issue their award in writing no later than twenty (20) calendar days after the conclusion of the hearing.

     The arbitration award shall be final and binding regardless of whether any party fails or refuses to participate in the arbitration; provided, however, that after the written arbitration award is issued, any party may, within thirty
(30) days thereafter, file an appeal with the California Court of Appeal on issues of law only, and such appeal shall be governed

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by the normal California rules governing an appeal of a final trial court decision from the Los Angeles County Superior Court. No interlocutory appeals shall be permitted. If an appeal is filed, the decision of the California Court of Appeal shall be final, binding and nonappealable, and the arbitrators shall promptly reconvene and reissue their written arbitration award, revising their written arbitration award, if necessary, in light of such appellate decision. The arbitrators' award shall become final and binding upon the earlier to occur of (i) the expiration of the 30-day appeal period without an appeal being timely filed, or (ii) the issuance of the arbitrators' award following a timely appeal being filed and the issuance of an appellate decision. The arbitrators are empowered to hear and determine all disputes between the parties hereto concerning the subject matter of this Agreement, and the arbitrators may award money damages (but specifically not punitive damages), injunctive relief, rescission, restitution, costs, and attorneys' fees.

     In the event that any party serves a proper demand for arbitration under this Agreement, all parties may pursue discovery in accordance with California Code of Civil Procedure Section 1283.05, the provisions of which are incorporated herein by reference, with the following exceptions: (a) the parties hereto may conduct all discovery, including depositions for discovery purposes, without leave of the arbitrators; and (b) all discovery shall be completed no later than the commencement of the arbitration hearing or one hundred twenty
(120) calendar days after the date that a proper demand for arbitration is served, whichever occurs earlier, unless upon a showing of good cause the arbitrators extend or shorten that period.

     The arbitrators shall not have the power to amend this Agreement in any respect.

     Until an arbitrators' award is issued, (A) the out-of-pocket cost of the arbitrator appointed by the Company (or appointed by the Court on its behalf) shall be paid by the Company, (B) the out-of-pocket cost of the arbitrator appointed by the Holder (or appointed by the Court on its behalf) shall be paid by the Holder, and (C) the out-of-pocket cost of the third arbitrator and of the arbitration facilities shall be shared equally by the Company and the Holder. The arbitrators' award may, however, reallocate those costs upon a reasonable basis set forth in such award.

     8. Governing Law.

          (a) The Registrable Securities will be, if and when issued, delivered in California. This Agreement shall be deemed to have been made and delivered in the State of California

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and shall be governed as to validity,  interpretation,  construction, effect and in all other respects by the internal substantive laws of the State of California, without giving effect to the choice of law rules thereof.

          (b) Each of the Company and the Holder hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of California and of the United States located in the County of Los Angeles, State of California (the "California Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the California Courts and agrees not to plead or claim that such litigation brought in any California Courts has been brought in an inconvenient forum.

     9. Attorneys' Fees. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its reasonable attorneys' fees and costs incurred in litigating, arbitrating, or otherwise settling or resolving such dispute.

     10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION, OR SIMILAR PROCEEDING BROUGHT RELATING TO OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

     11. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

     12. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

     13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by express, registered or certified mail, postage prepaid, return receipt requested, as follows:

     If to the Holder, at:

          Robert J. Strem and
          Jane C. Strem, as Co-Trustees

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                              5715 Ridgebrook Drive
                              Agoura Hills, CA 91301


                    with a copy of the same to:

                              Sheppard, Mullin, Richter & Hampton LLP
                              333 South Hope Street
                              48th Floor
                              Los Angeles, CA  90071
                              Attn:  Lawrence M. Braun, Esq.

                    If to the Company, at:

                              American CinemaStores, Inc.
                              Suite 400
                              1543 7th Street
                              Santa Monica, CA 90401

                    with a copy of the same to:

                              Tenzer Greenblatt L.L.P.
                              405 Lexington Avenue
                              23rd Floor
                              New York, NY  1074
                              Attn:  Gary A. Schonwald, Esq.


     Or such other address as has been indicated by either party in accordance with a notice duly given in accordance with the provisions of this Section.

     14. Assignment; Binding Effect; Benefits. Except as otherwise provided below, the Holder may not assign the Holder's rights hereunder without the prior written consent of the Company, which consent may be given or withheld for any reason and any attempted assignment without having obtained such prior written notice shall be void and of no force and effect. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and the permitted assigns, heirs and legal representatives of the Holder and the Company and its successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

     15. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.


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     16. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     17. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                              AMERICAN CINEMASTORES, INC.


                                              By: _____________________________
                                                       Name:  Steve Natale
                                                       Title:  President

                                              STREM FAMILY 1993 TRUST U/T/A
                                                                    11/9/93


                                              By: _____________________________
                                                  Robert J. Strem, Co-Trustee


                                              By: _____________________________
                                                  Janet C. Strem, Co-Trustee


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